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                                                                   EXHIBIT 10.28

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                                  HSBC BANK USA

                                       AND

                       THE NEW YORK MORTGAGE COMPANY LLC


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                                  FIFTH AMENDED
                          CREDIT AND SECURITY AGREEMENT

                        --------------------------------


                           Dated as of April 29, 2002

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                  FIFTH AMENDED CREDIT AND SECURITY AGREEMENT

            THIS AGREEMENT, dated as of the Agreement Date between THE NEW YORK MORTGAGE COMPANY LLC, a New York limited liability company with offices at 304 Park Avenue South, New York, New York 10010 (the "Company"), and HSBC BANK USA, a banking corporation organized under the laws of the State of New York, with offices at c/o Mortgage Warehouse Lending Department, One HSBC Center, 27th Floor, Buffalo, New York 14203 ("HSBC"), evidences:

                                  INTRODUCTION

            This Agreement amends the Credit and Security Agreement between the Company and HSBC dated as of March 30, 2001, as previously amended by First Amended Credit and Security Agreement dated as of May 24, 2001; Second Amended Credit and Security Agreement dated as of June 18, 2001; Third Amended Credit and Security Agreement dated as of November 13, 2001; and Fourth Amended Credit and Security Agreement dated as of January 16, 2002 (together, "Prior Agreement") by temporarily increasing the Credit Amount to $40,000,000.00. Capitalized terms not otherwise defined herein have the meanings given them in the Prior Agreement.

                                   AGREEMENTS:

            1. The following definitions are amended to read as follows:

               Agreement Date: April 29, 2002.
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            Credit Amount: FORTY MILLION AND N0/100 DOLLARS ($40,000,000.00)

            Credit Note: The Company's Fifth Amended Credit Note to HSBC dated as of the Agreement Date.

      2. Section 2.2 is amended to read as follows:

            "2.2 Term. This Agreement will be in effect until August 31, 2002, when all amounts outstanding hereunder and under the Credit Note shall be due and payable; provided, however, that HSBC may earlier terminate this Agreement following at least 90 days prior written notice to the Company, and, at any time subsequent to ninety (90) days from the Agreement Date, the Company may terminate this Agreement following at least 90 days prior written notice to HSBC. No such termination shall affect the rights of the parties hereto as to any Advances previously made, which shall continue to be governed hereby."

      3. Section 6.18 is amended to read as follows:

            "6.18. Financial Covenants.

                  A. Adjusted Net Worth. Maintain a minimum Adjusted Net Worth of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00).

                  B. Total Liabilities to Adjusted Net Worth Ratio. Maintain a ratio of total liabilities to Adjusted Net Worth of not more than 13 to 1."

            Except as modified herein, the Prior Agreement is ratified and confirmed. Borrower disclaims any offsets, defenses or counterclaims respecting its obligations under the Prior Agreement.
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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and their corporate seals to be hereunto affixed, all as of the Agreement Date.

                                     THE NEW YORK MORTGAGE COMPANY LLC

                                     BY: /s/ Steven Schnall
                                         --------------------------------------
                                          Steven Schnall, Member


                                     HSBC BANK USA


                                     BY: /s/ James A. Noyes
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                                         James A. Noyes, Vice President